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                                                                    Exhibit 10.1

                                 MORGAN STANLEY
                   DIRECTORS' EQUITY CAPITAL ACCUMULATION PLAN
                 (amended and restated as of September 16, 2002)

Section 1. Purpose

     Morgan Stanley, a Delaware corporation (the "Company"), hereby adopts the Morgan Stanley Directors' Equity Capital Accumulation Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and financial success of the Company by attracting, motivating and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

Section 2. Eligibility

     Only directors of the Company who are not employees of the Company or any affiliate of the Company (the "Eligible Directors") shall participate in the Plan.

Section 3. Plan Operation

     (a) Administration. Other than as provided in Section 5(i) of the Plan, the
         --------------
Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Directors of the Company. The Board may, in its discretion, delegate to the Chief Financial Officer or the Chief Legal Officer of the Company any or all authority and responsibility to act pursuant to this Plan. All references to the "Plan Administrators" in this Plan shall refer to the Board, or the Chief Financial Officer or Chief Legal Officer if the Board has delegated its authority pursuant to this Section 3(a). The determination of the Plan Administrators on all matters within their authority relating to the Plan shall be conclusive.

     (b) No Liability. The Plan Administrators shall not be liable for any
         ------------
action or determination made in good faith with respect to the Plan or any award hereunder, and the Company shall indemnify and hold harmless the Plan Administrators from all losses and expenses (including reasonable attorneys' fees) arising from the assertion or judicial determination of any such liability.

Section 4. Shares of Stock Subject to the Plan

     (a) Stock. Awards under the Plan shall relate to shares of common stock,
         -----
par value $.01 per share, of the Company and any other shares into which such stock shall thereafter be changed by reason of any merger, reorganization, recapitalization, consolidation, split-up, combination of shares or similar event as set forth in and in accordance with this Section 4 (the "Stock").


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     (b) Shares Available for Awards. Subject to Section 4(c) (relating to
         ---------------------------
adjustments upon changes in capitalization), as of any date, the total number of shares of Stock with respect to which awards may be granted under the Plan shall be equal to the excess (if any) of (i) 1,700,000 shares over (ii) the sum of (a) the number of shares subject to outstanding awards granted under the Plan and
(b) the number of shares previously issued pursuant to the Plan. In accordance with (and without limitation upon) the preceding sentence, shares of Stock covered by awards granted under the Plan that are canceled or expire unexercised shall again become available for awards under the Plan. Shares of Stock that shall be issuable pursuant to the awards granted under the Plan shall be authorized and unissued shares, treasury shares or shares of Stock purchased by, or on behalf of, the Company in open-market transactions.

     (c) Adjustments. In the event of any merger, reorganization,
         -----------
recapitalization, consolidation, sale or other distribution of substantially all of the assets of the Company, any stock dividend, split, spin-off, split-up, split-off, distribution of cash, securities or other property by the Company, or other change in the Company's corporate structure affecting the Stock, then the following shall be automatically adjusted in order to prevent dilution or enlargement of the benefits or potential benefits intended to be awarded under the Plan:

          (i) the aggregate number of shares of Stock reserved for issuance under the Plan,
          (ii) the number of shares of Stock subject to outstanding awards,
          (iii) the number of "Stock Units" credited pursuant to Section 7(b) of the Plan,
          (iv) the per share purchase price of Stock subject to Elective Options and Director Options,
          (v) the number of shares to be granted as Director Stock pursuant to
          Section 6(a), and
          (vi) the number of shares with respect to which Director Options are granted pursuant to Section 5(a).

Section 5. Director Options; Election to Receive Options.

     (a) Awards. Subject to the provisions of this Section 5, each Eligible
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Director shall receive the following options to purchase Stock for service as a director of the Company (the "Director Options"):


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          (i) Initial Awards. If a person is elected, appointed or otherwise
              --------------
          becomes an Eligible Director, then such Eligible Director shall receive a Director Option to purchase 8,000 shares of Stock on the first day of the calendar month following the month in which such Eligible Director first becomes an Eligible Director; provided, however, that if a person is elected, appointed or otherwise becomes an Eligible Director during a period 60 days prior to the Company's annual meeting of its stockholders (the "Annual Meeting") in any year, then such Eligible Director shall receive no Director Option pursuant to this Section 5(a)(i).

          (ii) Subsequent Awards. As of the date of each Annual Meeting, each
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          Eligible Director shall automatically receive a Director Option to purchase 8,000 shares of Stock provided that such Eligible Director shall continue to serve as a director of the Company after such Annual Meeting.

     (b) Election to Receive Options. An Eligible Director may elect (an "Option
         ---------------------------
Election") to receive options to purchase Stock ("Elective Options") in lieu of all (but not a portion) of the amount of the Eligible Director's annual cash retainer for services as a member of the Board (the "Annual Retainer") by submitting an Option Election Form (an "Option Election Form") to the Company's Secretary indicating that the Eligible Director elects to receive Elective Options in lieu of Annual Retainer. An Option Election shall become effective only with respect to the Annual Retainer earned after the date on which the Option Election Form is received by the Secretary. Each Option Election, once made, shall be irrevocable. Notwithstanding the foregoing, an Option Election may be superseded with respect to future payments of Annual Retainer by submitting a new Option Election Form to the Secretary.

     (c) Award of Elective Option. If the Company's Secretary receives an
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effective Option Election Form from an Eligible Director, such Eligible Director shall receive Elective Options to acquire whole shares of Stock (but not fractional shares) in lieu of the Annual Retainer elected to be received in Elective Options. Each such Option shall be awarded on the date on which the Eligible Director becomes entitled to the payment of the Annual Retainer. The number of shares of Stock subject to each such Option shall be the number of whole shares of Stock determined by multiplying (i) the number three (3) by (ii) the quotient obtained by dividing the amount of the Annual Retainer by the Fair Market Value of a share of Stock on the award date, provided that (x) in no circumstances shall the Eligible Director be entitled to receive, or the Company have any obligation to issue to the Eligible Director, any Elective Option in respect of any fractional share of Stock and (y) in lieu of any Elective Option in respect of any fractional share of stock, such Eligible Director shall be entitled to receive, and the Company shall be obligated to pay to such Eligible Director, cash equal to the value of any fractional share of Stock.

     (d) Exercise Price. The purchase price of Stock subject to a Director
         --------------
Option or an Elective Option shall be the Fair Market Value (as defined in Section 9) of the Stock on the date such Option is granted, rounded up to the nearest whole cent.


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     (e) Nontransferability. No Director Option or Elective Option granted
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pursuant to this Plan shall be sold, assigned or otherwise transferred by an
Eligible Director other than by will or the laws of descent or distribution and may be exercised during the Eligible Director's lifetime only by such Eligible Director.

     (f) Limitation on Exercise. Director Options and Elective Options may not
         ----------------------
be exercised for a period of six (6) months from the date such Options are granted.


     (g) Effect of Termination.
         ---------------------

          (i) If an Eligible Director's service as a director of the Company terminates for a reason other than for Cause (as defined below), then the Director Options and the Elective Options granted to such Eligible Director shall remain exercisable following the date of such Eligible Director's termination of service in accordance with the following provisions:

                   (A) Disability, Normal Retirement or Death. If service
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          terminates by reason of Disability (as hereinafter defined), Normal
          Retirement (as hereinafter defined) or death, until the expiration date of the Option. With respect to any Eligible Director, (1) "Disability" shall mean a "permanent and total disability" as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended; and (2) "Normal Retirement" shall mean the termination of service for retirement at or after attaining age 65.

                   (B) Other. If service terminates for any other reason (except
                       -----
          for Cause), until the earlier of ninety days after the termination date and the expiration date of the Option.

          (ii) If an Eligible Director is terminated for Cause, all Director Options and Elective Options granted to such Eligible Director shall be canceled and shall no longer be exercisable, effective on the date of such Eligible Director's termination for Cause. For purposes of this Plan, "Cause" means, with respect to any Eligible Director, on account of any act of (A) fraud or intentional misrepresentation, or
          (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any affiliate.

     (h) Expiration Date of Options. All Director Options and Elective Options
         --------------------------
shall expire on the tenth anniversary of the date on which they are granted.


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     (i) Extension of Exercisability. Notwithstanding any other provision
         ---------------------------
hereof, the Board of Directors of the Company shall have the authority, in its discretion, to amend any outstanding Director Option or Elective Option granted pursuant to this Plan to extend the exercisability thereof, provided, however, that no such amendment shall cause such Option to remain exercisable beyond its original expiration date.

Section 6. Director Stock

     (a) Awards. Each Eligible Director shall receive the following shares of
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Stock for service as a director of the Company (the "Director Stock"):

               (i) Initial Awards. If a person is elected, appointed or
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               otherwise becomes an Eligible Director, then such Eligible
               Director shall receive 1,200 shares of Director Stock on the first day of the calendar month following the month in which such Eligible Director becomes an Eligible Director; provided, however, that if a person is elected, appointed or otherwise becomes an Eligible Director during a period of 60 days prior to the Annual Meeting in any year, then such Eligible Director shall receive no Director Stock pursuant to this Section 6(a)(i).

               (ii) Subsequent Awards. As of the date of each Annual Meeting,
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               each Eligible Director shall automatically receive 1,200 shares of Director Stock, provided that such Eligible Director shall continue to serve as a director of the Company after such Annual Meeting.

     (b) Limitation on Transfer. Director Stock may not be sold, transferred,
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pledged, assigned or otherwise conveyed by an Eligible Director for a period of six (6) months from the date such Stock is awarded.

     (c) Deferral of Awards. An Eligible Director may elect to defer the receipt
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of all or a portion of the Director Stock by making an election pursuant to
Section 7(a), in which case there shall be credited to the Eligible Director's Stock Unit Account (as defined in Section 7(b)) a number of units equal to the number of shares of Director Stock being deferred.

Section 7. Elective Deferrals

     (a) Election. Each Eligible Director may elect to defer receipt (a
         --------
"Deferral Election") of all or part of:
          o    the Annual Retainer;
          o the cash retainer for services as a member of any Board Committee (a "Committee Retainer");
          o the fees payable for meetings of the Board or any committee thereof ("Meeting Fees"); and
          o    shares of Director Stock.


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An Eligible Director may make a Deferral Election by submitting a Deferral
Election Form (a "Deferral Election Form") to the Secretary of the Company, indicating: (i) the percentage of the Annual Retainer, Committee Retainers, Meeting Fees and Director Stock to be deferred (the "Deferred Amount"); (ii) the date on which distribution of Deferred Amounts should begin (the "Distribution Date"); (iii) whether distributions are to be made in a lump sum, installments or a combination thereof; (iv) the percentage of deferred Annual Retainer, Committee Retainers and Meeting Fees to be credited to the Stock Unit Account (as hereinafter defined) and the Cash Account (as hereinafter defined); and (v) from which Account each distribution is to be made. A Deferral Election shall be effective only with respect to the Annual Retainer, Committee Retainers, Meeting Fees and Director Stock which are earned after the Deferral Election is made. All Deferral Elections (including indications on the Deferral Election Form as to Distribution Date and form of distributions), once made, shall be irrevocable. Notwithstanding the foregoing, a Deferral Election may be superseded with respect to future payments of Annual Retainer, Committee Retainers and Meeting Fees and grants of Director Stock by submitting a new Deferral Election Form to the Secretary. An Eligible Director may designate, in any Deferral Election Form, one or more beneficiaries to receive any distributions under the Plan upon the Eligible Director's death, and may change such designation at any time by submitting a new Deferral Election Form to the Secretary.

     (b) Stock Unit Deferral. An Eligible Director may elect to have all or part
         -------------------
of the Deferred Amount credited to an account (a "Stock Unit Account") in units which are equivalent in value to shares of Stock ("Stock Units"). Credits to an Eligible Director's Stock Unit Account will be made as follows:

     (i)      Deferral of the Annual Retainer, Committee Retainers and Certain
              ------------------------------------------------------------------
     Meeting Fees. As of the date on which Eligible Directors become entitled to
     ------------
     payment of the Annual Retainer (a "Retainer Payment Date"), the Company shall credit to the Stock Unit Account an amount equal to any Deferred Amount resulting from an Eligible Director's deferral of (A) all or part of the Annual Retainer plus (B) all or part of any Committee Retainers that are payable as of such Retainer Payment Date plus (C) any Meeting Fees for meetings of the Board or any committee thereof held on such Retainer Payment Date. The number of Stock Units credited to the Stock Unit Account shall be the amount obtained by dividing (X) the Deferred Amount by (Y) the Fair Market Value of a share of Stock on the Retainer Payment Date.

     (ii)      Deferral of Other Meeting Fees. Any Deferred Amount resulting
               ------------------------------
     from deferral of all or part of an Eligible Director's Meeting Fees (other than Meeting Fees described in clause (i) above) will initially be credited to the Cash Account (as defined in Section 7(c)) as of the date on which the Eligible Director becomes entitled to payment of the Meeting Fees. Such Deferred Amount, together with the Interest Equivalent (as defined in, and calculated under, Section 7(c)) thereon (such Deferred Amount as increased by such Interest Equivalent being the "Adjusted Deferred Amount"), will thereafter be debited to the Cash Account and credited to the Stock Unit Account as of the next Retainer Payment Date (or, if the Eligible Director's service on the Board terminates prior to the next date


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     as of which the Annual Retainer would be paid, as of the first business day following termination of service). The number of Stock Units credited to the Stock Unit Account shall be the amount obtained by dividing (i) the relevant Adjusted Deferred Amount by (ii) the Fair Market Value of a share of Stock on the Retainer Payment Date.

     (iii)      Deferral of Director Stock. An Eligible Director who defers the
                --------------------------
     receipt of Director Stock shall have an equal number of Stock Units credited to the Stock Unit Account. The credit will be made as of the date on which the Eligible Director becomes entitled to receive the Director Stock.

     (iv)       Dividend Equivalents. If Stock Units exist in an Eligible
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     Director's Stock Unit Account on a dividend record date for the Company's
     Stock, the Stock Unit Account shall be credited, on the dividend payment date related to such dividend record date, with an additional number of Stock Units equal to (i) the cash dividend paid on one share of Stock, multiplied by (ii) the number of Stock Units in the Stock Unit Account on the dividend record date, divided by (iii) the Fair Market Value of a share of Stock on the dividend payment date.

     (c) Cash Deferral. An Eligible Director may elect to have all or part of
         -------------
the Deferred Amount derived from Annual Retainer, Committee Retainers or Meeting Fees credited to a cash account (a "Cash Account"). The Deferred Amount allocated to the Cash Account shall be credited thereto on the date on which the Eligible Director becomes entitled to payment of such Deferred Amount. As of the last day of each fiscal quarter and the date of termination of the Eligible Director's service on the Company's Board of Directors (the "Service Termination Date") the Eligible Director's Cash Account will be credited with an additional amount (an "Interest Equivalent") equal to (i) the "Rate of Interest", multiplied by (ii) the Average Daily Cash Balance, multiplied by (iii) the number of days during which such Cash Account had a positive balance, divided by
(iv) 365. The "Rate of Interest" shall equal the time weighted average interest rate paid by the Company for such quarter, or shorter period ending on the Service Termination Date, to institutions from which it borrows funds. The "Average Daily Cash Balance" shall equal the sum of the daily balances for such Cash Account for such quarter or shorter period, divided by the number of days on which a positive balance existed in such Cash Account.

(d)      Distributions.
         -------------

     (i)      Distribution Date. Each Eligible Director shall designate on the
              -----------------
     Deferral Election Form one of the following dates as a Distribution Date with respect to amounts credited to the Stock Unit Account or Cash Account thereafter: (A) the first day of the calendar month following the date of the Eligible Director's death; (B) the first day of the calendar month following the Service Termination Date; (C) the first day of a calendar month specified by the Eligible Director; or (D) the earliest to occur of
     (A), (B) or (C). Unless a Deferral Election Form designates a


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     different Distribution Date for the Eligible Director's Stock Unit Account
     than for the Eligible Director's Cash Account, the Eligible Director shall be deemed to have selected the same Distribution Date for both Accounts. Notwithstanding the election made by an Eligible Director on any Deferral Election Form or any other provision of the Plan, in the event of an Eligible Director's death, all amounts credited to the Eligible Director's Stock Unit Account and Cash Account will be paid to the Eligible Director's beneficiary (or if no beneficiary has been designated, to the Eligible Director's estate) promptly following the date of death.

     (ii)     Distribution Method. An Eligible Director shall request on the
              -------------------
     Deferral Election Form that distributions which are subject to such Deferral Election Form be made in (A) a lump sum, (B) no more than 120 monthly, 40 quarterly or 10 annual installments or (C) in part as provided in clause (A) and in part as provided in clause (B). The amount to be distributed in any installment pursuant to a specific Deferral Election Form shall be determined by dividing the balance in the Cash Account or the number of Stock Units in the Stock Unit Account, as the case may be, that are subject to such Deferral Election Form by the number of remaining installments. If an Eligible Director receives a distribution on an installment basis, undistributed Deferred Amounts shall remain subject to the provisions of Section 7.

     (iii) Form of Distributions. All distributions from the Cash Account shall
           ---------------------
     be paid in cash. Distributions made from the Stock Unit Account shall be for a number of whole shares of Stock equal to the number of whole Stock Units to be distributed and cash in lieu of any fractional share (determined by using the Fair Market Value of a share of Stock on the date on which such distributions are distributed).

Section 8. Election to Receive Stock.

     (a) Election. An Eligible Director may elect (a "Stock Election") to
         --------
receive all or a portion of the Eligible Director's Annual Retainer, Committee Retainers and Meeting Fees in shares of Stock by submitting a Stock Election Form (a "Stock Election Form") to the Company's Secretary indicating the percentage of the Annual Retainer, Committee Retainers and the percentage of Meeting Fees to be paid in Stock (the "Stock Amounts"). A Stock Election shall become effective with respect to the Annual Retainer, Committee Retainers and Meeting Fees, respectively, payable after the date on which the Stock Election Form is received by the Secretary. Each Stock Election, once made, shall be irrevocable. Notwithstanding the foregoing, a Stock Election may be superseded with respect to future payments of Annual Retainer, Committee Retainers and Meeting Fees by submitting a new Stock Election Form to the Secretary.

     (b) Payment in Stock. Upon receipt by the Company's Secretary of an
         ----------------
effective Stock Election Form from an Eligible Director, such Eligible Director shall thereafter receive


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whole shares of Stock (but not fractional shares) in lieu of Annual Retainer,
Committee Retainers and Meeting Fees elected to be received in Stock as follows:

          (i) Any Meeting Fees (other than Meeting Fees for meetings of the Board or a committee thereof held on a Retainer Payment Date) subject to a Stock Election will initially be credited to the Eligible Director's Cash Account as of the date on which the Eligible Director becomes entitled to payment of the Meeting Fees.

          (ii) As of each Retainer Payment Date, an Eligible Director who has made a Stock Election, and who becomes entitled to be paid the Annual Retainer payable on such Retainer Payment Date, will receive a whole number of shares of Stock determined by dividing:

               (A) the sum of (X) the amount of Annual Retainer and Committee Retainers that are payable to the Eligible Director on the Retainer Payment Date and are subject to a Stock Election, plus (Y) Meeting Fees for meetings of the Board or any committee thereof held on the Retainer Payment Date that are subject to a Stock Election plus (Z) the amount credited to the Cash Account pursuant to the foregoing clause (i) since the most recent Retainer Payment Date, together with the Interest Equivalent thereon through the Retainer Payment Date; by

               (B) the Fair Market Value of a share of Stock on the Retainer Payment Date.

          (iii) If an Eligible Director's Service Termination Date occurs before or coincides with a Retainer Payment Date, so that the Eligible Director is not entitled to be paid the Annual Retainer paid on such Retainer Payment Date, the Eligible Director shall receive as of the first business day following his or her Service Termination Date (or as soon as practicable thereafter) (A) the amount credited to the Cash Account pursuant to the foregoing clause (i) since the most recent Retainer Payment Date, together with the Interest Equivalent thereon through the Service Termination Date, divided by (B) the Fair Market Value of a share of Stock on the Service Termination Date.

          (iv)    Upon delivery of shares of Stock pursuant to clauses (ii) or
          (iii) above, an Eligible Director's Cash Account will be debited the amount described in subclause (ii)(A)(Z) or (iii)(A), as applicable.

          In no circumstances shall an Eligible Director be entitled to receive, or the Company have any obligation to issue to the Eligible Director, any fractional share of Stock. In lieu of any fractional share of Stock, the Eligible Director shall be entitled to receive, and the Company shall be obligated to pay to such Eligible Director, cash equal to the value of any fractional share of Stock (determined by using the Fair Market Value of a share of Stock on the date on which such Stock is distributed).


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Section 9. Fair Market Value

     "Fair Market Value" shall mean, with respect to each share of Stock for any day:

     (a) if the Stock is listed for trading on the New York Stock Exchange, the closing price, regular way, of the Stock as reported on the New York Stock Exchange Composite Tape, rounded up to the nearest whole cent, or if no such reported sale of the Stock shall have occurred on such date, on the most recent date such a reported sale occurred, or

     (b) if the Stock is not so listed, but is listed on another national securities exchange or on the Nasdaq Stock Market ("Nasdaq"), the closing price, regular way, of the Stock on such exchange or Nasdaq, rounded up to the nearest whole cent, as the case may be, on which the largest number of shares of Stock have been traded in the aggregate on the preceding twenty trading days, or, if no such reported sale of the Stock shall have occurred on such date on such exchange or Nasdaq, as the case may be, on the most recent date on which such a reported sale occurred on such exchange or Nasdaq, as the case may be, or

     (c) if the Stock is not listed for trading on a national securities exchange or Nasdaq, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers, rounded up to the nearest whole cent, or, if no such prices shall have been so reported for such date, on the most recent date for which such prices were so reported.

Section 10. Issuance of Stock

     (a) Restrictions on Transferability. All shares of Stock delivered under
         -------------------------------
the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable or legally necessary under any laws, statutes, rules, regulations and other legal requirements, including, without limitation, those of any stock exchange upon which the Stock is then listed and any applicable federal, state or foreign securities law.

     (b) Compliance with Laws. Anything to the contrary herein notwithstanding,
         --------------------
the Company shall not be required to issue any shares of Stock under the Plan if, in the opinion of legal counsel to the Company, the issuance and delivery of such shares would constitute a violation by the Eligible Director or the Company of any applicable law or regulation of any governmental authority, including, without limitation, federal and state securities laws, or the regulations of any stock exchanges on which the Company's securities may then be listed.

Section 11. Withholding Taxes

     The Company may require as a condition of delivery of any shares of Stock that the Eligible Director remit an amount sufficient to satisfy all foreign, federal, state, local and other governmental withholding tax requirements relating thereto (if any) and any or all indebtedness or other obligation of the Eligible Director to the Company or any of its subsidiaries.


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Section 12. Plan Amendments and Termination

     The Board of Directors of the Company may suspend or terminate the Plan at any time and may amend it at any time and from time to time, in whole or in part.

Section 13. Listing, Registration and Legal Compliance

     If the Plan Administrators shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained. The term "Consent" as used herein with respect to any Plan Action means (i) the listing, registrations or qualifications in respect thereof upon any securities exchange or under any foreign, federal, state or local law, rule or regulation, (ii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, or (iii) any and all written agreements and representations by an Eligible Director with respect to the disposition of Stock or with respect to any other matter, which the Plan Administrators shall deem necessary or desirable in order to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made.

Section 14. Right of Discharge Reserved

     Nothing in the Plan shall confer upon any Eligible Director the right to continue as a director of the Company or affect any right that the Company or any Eligible Director may have to terminate the service of such Eligible Director.

Section 15. Rights as a Stockholder

     Except as otherwise provided by the terms of any applicable Benefit Plan Trust (as hereinafter defined), an Eligible Director shall not, by reason of any Director Option, Director Stock, Elective Option, Stock Unit or Stock Amount, have any rights as a stockholder of the Company until Stock has been issued to such Eligible Director.

Section 16. Unfunded Plan

     The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Eligible Director or other person. To the extent any person holds any rights by virtue of a pending grant or deferral under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company. Notwithstanding the foregoing, the Company may (but shall not be obligated to) contribute shares of Stock corresponding to Stock Units to any trust established by the Company under which Eligible Directors, or Eligible


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     Directors and participants in designated employee benefit plans of the
Company, constitute the principal beneficiaries (a "Benefit Plan Trust").

Section 17. Governing Law

     The Plan is deemed adopted, made and delivered in Delaware and shall be governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

Section 18. Severability

     If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

Section 19. Notices

     All notices and other communications hereunder shall be given in writing and shall be deemed given when personally delivered against receipt or five days after having been mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Company: Morgan Stanley, 1585 Broadway, New York, New York 10036, Attention: Corporate Secretary; and (b) if to an Eligible Director, at the Eligible Director's principal residential address last furnished to the Company. Either party may, by notice, change the address to which notice to such party is to be given.

Section 20. Section Headings

     The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.


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